Subsequent Events	12 Months Ended
Sep. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 25 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events to the balance sheet date of September 30, 2024 through January 27, 2025, the issuance of the consolidated financial statements.

The Company has already conducted a private placement of 1,623,376 Class A Ordinary Shares to Strattners Bank SA on November 18, 2024. It is expected that approximately $0.3 million will be received in near future for the production and operations of its domestic entities.

On December 31, 2024, the Company finished a stock reverse split. The Company authorized share capital of $500,000 divided into 4,991,000,000 Class A ordinary shares of a par value of $0.0001 each, 8,000,000 Class B ordinary shares of a par value of $0.0001 each and 1,000,000 preference shares of a par value of $0.0001 each, be consolidated and divided at a share consolidation ratio of one (1)-for-ten (10), such that, the authorized share capital of $500,000 will be divided into: (i) 499,100,000 Class A ordinary shares of par value of 0.001 each, (ii) 800,000 Class B ordinary shares of par value of $0.001 each, and (iii) 100,000 preference shares of a par value of $0.001 each. All share information included in the consolidated financial statements and notes thereto have been retroactively adjusted as if such share surrender occurred on the first day of the first period presented.

No other material subsequent events except for the disclosed in other footnotes above.